                                                                      EXHIBIT 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-49669) of Hillenbrand Industries, Inc. of our report dated January 11, 2000 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



/S/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Indianapolis, Indiana
February 23, 2000